UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 23, 2022

SECURITY NATIONAL FINANCIAL CORPORATION

(Exact name of registrant as specified in this Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

433 Ascension Way, 6th Floor Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 264-1060

Does Not Apply

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	SNFCA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Security National Financial Corporation (the “Company”) was held on June 17, 2022, in Salt Lake City, Utah. As of April 14, 2022, the record date, there were issued and outstanding 17,693,127 votable shares of Class A common stock and 2,757,165 votable shares of Class C common stock for a total of 20,450,292 votable shares of the Company’s common stock outstanding. A majority of the outstanding shares of Class A and Class C common stock (or 10,225,147 shares) constituted a quorum for the transaction of business at the Annual Meeting. A total of 16,495,835 votes were cast, which was a majority of the outstanding shares of Class A and Class C common stock, and thus a quorum for purposes of the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) approved the election of Scott M. Quist, John L Cook, Jason G. Overbaugh, Gilbert A. Fuller, Robert G. Hunter, M.D., Ludmya B. Love, Shital A. Mehta, H. Craig Moody, S. Andrew Quist, and Adam G. Quist as directors of the Company;(ii) approved the Company’s 2022 Equity Incentive Plan; (iii) approved the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Class A and Class C common stock; (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (v) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ended December 31, 2022.

The results of the voting at the Annual Meeting on the matters submitted to the stockholders are set forth below. It should be noted that at the Company’s Annual Meeting held on July 2, 2014, the stockholders approved a resolution providing for a 1-for-10 reverse stock split of the Company’s Class C common stock and for weighted voting of the Class C common stock. As a result, each share of Class C common stock has weighted voting of ten votes per share and may be converted into one share of Class A common stock. The voting results at the Annual Meeting set forth below reflect the weighted voting for the Class C common shares.

1. To elect three directors to be voted upon by Class A common stockholders voting separately as a class to serve until the next Annual Meeting and until their successors are duly elected and qualified.

Name	Class	Votes For	Votes Withheld

Scott M. Quist	Class A	10,884,645	301,381
Robert G. Hunter	Class A	10,557,768	608,258
Gilbert A. Fuller	Class A	10,603,355	582,671

2. To elect the remaining seven directors to be voted upon by Class A and Class C common stockholders together to serve until the next Annual Meeting and until their successors are duly elected and qualified.

Name	Class	Votes For	Votes Withheld

Jason G. Overbaugh	Class A	10,835,447	350,579
	Class C	27,282,070	-
	Total	38,117,517	350,579

John L. Cook	Class A	10,633,465	552,561
	Class C	27,282,070	-
	Total	37,915,535	552,561

Ludmya B. Love	Class A	10,632,980	553,046
	Class C	27,282,070	-
	Total	37,915,050	553,046

Shital A. Mehta	Class A	10,633,623	552,403
	Class C	27,282,070	-
	Total	37,915,693	552,403

H. Craig Moody	Class A	10,547,342	638,684
	Class C	27,282,070	-
	Total	37,829,412	638,684

Name	Class	Votes For	Votes Withheld

S. Andrew Quist	Class A	10,835,325	350,701
	Class C	27,282,070	-
	Total	38,117,395	350,701

Adam G. Quist	Class A	10,834,836	351,190
	Class C	27,282,070	-
	Total	38,116,906	351,190

3. To approve the Company’s 2022 Equity Incentive Plan

Class	Votes For	Votes Against	Votes Abstaining

Class A	10,551,493	629,363	5,170
Class C	27,282,070	-	-
Total	37,833,563	629,363	5,170

4. To approve the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of Class A common stock from 20,000,000 shares to 40,000,000 shares and of Class C common stock from 3,000,000 shares to 6,000,000 shares.

Class	Votes For	Votes Against	Votes Abstaining

Class A	13,091,416	669,295	6,917
Class C	27,282,070	-	-
Total	40,373,486	669,295	6,917

5. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

Class	Votes For	Votes Against	Votes Abstaining

Class A	10,295,116	877,221	13,689
Class C	27,282,070	-	-
Total	37,577,186	877,221	13,689

6. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ended December 31, 2021.

Class	Votes For	Votes Against	Votes Abstaining

Class A	13,757,408	9,353	867
Class C	27,282,070	-	-
Total	41,039,478	9,353	867

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION
(Registrant)

Date: June 23, 2022	/s/ Scott M. Quist
Scott M. Quist, Chairman, President
and Chief Executive Officer

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